UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Substantial single-day losses are not uncommon in the equity markets, and when they occur - as in late February - investors can be better served in the long term by buying good stocks at lower prices than by moving their money to the sidelines. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	13.95%	14.14%	8.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Notkin, Portfolio Manager of Fidelity® Capital & Income Fund

After a modest shortfall at the outset of the one-year period ending April 30, 2007, the U.S. high-yield bond market rallied with 10 consecutive monthly gains. For the 12-month period overall, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 11.80%. High yield fell in May and June of 2006 when data showed that core inflation was higher than expected. As a result, riskier assets such as "junk" bonds sold off. But the asset class soon rebounded, helped by an end to the Federal Reserve Board's two-year interest-rate-hike campaign. Other factors also boosted returns for low-quality debt, including an increase in merger-and-acquisition activity, an abundance of global liquidity and a corporate default rate that reached a record low in the first quarter of 2007. Although high-yield investors were shaken in late February and early March by a sharp decline in Asian markets and housing/mortgage-related concerns domestically, the Merrill Lynch index still enjoyed positive returns in both months, followed by a more pronounced uptick in April.

The fund gained 13.95% during the past year, beating the Merrill Lynch benchmark. The fund's strong security selection - particularly among equities - was the key to its solid performance relative to the index. Shares of cable manufacturer General Cable contributed, as the firm experienced high growth in sales of transmission cables. Other top-performing equity holdings included Canadian wireless and cable provider Rogers Communications and Emergency Medical Services, a provider of ambulance and outsourced hospital emergency room services. Both firms gained from favorable business conditions and excellent operational execution. The stock of independent power company NRG Energy contributed nicely as well, as did Cablevision equity shares. Bonds issued by Delta Airlines rallied with improving prospects for Delta and other airlines, thanks to lower costs and steady demand. Bonds issued by General Motors Acceptance Corp. (GMAC) also contributed. An underweighted position in large hospital operator HCA also added to relative returns, as it was taken private in a leveraged buyout. The fund's detractors included the common stock of UK cable operator Virgin Media, formerly NTL, which was hurt by strong competition and weak execution before and after its name change. An underweighting in the bonds of cable company Charter Communications held back returns, as the firm's debt, particularly its subordinated bonds, rallied. Holding the stocks of coal industry companies Massey Energy and Alpha Natural Resources also was costly, as these firms were affected by lower prices and increased costs. Some securities mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 to April 30, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value November 1, 2006	Ending Account Value April 30, 2007	Expenses Paid During Period* November 1, 2006 to April 30, 2007
Actual	$ 1,000.00	$ 1,088.00	$ 3.93
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.03	$ 3.81

* Expenses are equal to the Fund's annualized expense ratio of .76%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Freescale Semiconductor, Inc.	3.1	0.4
Realogy Corp.	2.8	0.0
General Motors Acceptance Corp.	2.3	3.2
CSC Holdings, Inc.	2.0	2.2
HCA, Inc.	1.7	0.0
	11.9
Top Five Market Sectors as of April 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.1	11.6
Technology	11.0	9.2
Energy	8.6	8.7
Cable TV	7.4	9.4
Automotive	6.2	7.0
Quality Diversification (% of fund's net assets)
As of April 30, 2007	As of October 31, 2006
AAA,AA,A 0.1%	AAA,AA,A 0.0%
BBB 4.1%	BBB 2.1%
BB 23.6%	BB 28.7%
B 26.8%	B 28.5%
CCC,CC,C 13.1%	CCC,CC,C 11.3%
D 0.3%	D 0.2%
Not Rated 4.0%	Not Rated 2.4%
Equities 17.1%	Equities 15.4%
Short-Term Investments and Net Other Assets 10.9%	Short-Term Investments and Net Other Assets 11.4%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2007 *		As of October 31, 2006 **
	Nonconvertible Bonds 58.7%		Nonconvertible Bonds 63.1%
	Convertible Bonds, Preferred Stocks 1.2%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 16.6%		Common Stocks 15.0%
	Floating Rate Loans 12.4%		Floating Rate Loans 9.8%
	Short-Term Investments and Net Other Assets 10.9%		Short-Term Investments and Net Other Assets 11.4%
	Other Investments 0.2%		Other Investments 0.0%
* Foreign investments	8.0%	** Foreign investments	10.9%

Annual Report

Investments April 30, 2007

Showing Percentage of Net Assets

Corporate Bonds - 59.4%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.7%
Diversified Media - 0.2%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75% 2/15/30	$ 32,090	$ 19,938
Technology - 0.5%
Advanced Micro Devices, Inc. 6% 5/1/15 (d)	45,000	43,931
ON Semiconductor Corp. 0% 4/15/24	840	1,022
		44,953
TOTAL CONVERTIBLE BONDS		64,891
Nonconvertible Bonds - 58.7%
Aerospace - 0.8%
Alion Science & Technology Corp. 10.25% 2/1/15 (d)	3,790	3,980
Hawker Beechcraft Acquisition Co. LLC:
8.5% 4/1/15 (d)	13,910	14,710
8.875% 4/1/15 pay-in-kind (d)	13,910	14,536
9.75% 4/1/17 (d)	13,910	14,953
Hexcel Corp. 6.75% 2/1/15	10,710	10,710
Orbimage Holdings, Inc. 14.8669% 7/1/12 (e)	8,010	8,911
		67,800
Air Transportation - 0.7%
AMR Corp. 10.2% 3/15/20	2,750	2,764
Continental Airlines, Inc. 6.903% 4/19/22	4,070	4,116
Delta Air Lines, Inc.:
7.9% 12/15/09 (h)	69,605	36,195
10% 8/15/08 (h)	6,280	3,203
Northwest Airlines Corp. 10% 2/1/09 (h)	8,210	6,322
Northwest Airlines, Inc.:
7.875% 3/15/08 (h)	5,910	4,610
8.875% 6/1/06 (h)	5,900	4,484
		61,694
Automotive - 3.8%
Affinia Group, Inc. 9% 11/30/14	10,625	10,731
Delco Remy International, Inc.:
9.375% 4/15/12	2,475	891
11% 5/1/09	2,990	1,136
Ford Motor Credit Co. 9.875% 8/10/11	32,570	34,682
General Motors Acceptance Corp.:
6.75% 12/1/14	40,130	39,528
6.875% 9/15/11	21,825	21,907
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
General Motors Acceptance Corp.: - continued
6.875% 8/28/12	$ 26,735	$ 26,716
8% 11/1/31	119,950	128,946
General Motors Corp. 8.375% 7/15/33	65,595	59,363
Visteon Corp. 7% 3/10/14	24,960	22,152
		346,052
Broadcasting - 0.5%
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (d)	15,770	16,834
10.375% 9/1/14 (d)	27,135	30,561
		47,395
Building Materials - 0.1%
Coleman Cable, Inc. 9.875% 10/1/12 (d)	5,190	5,450
General Cable Corp. 7.125% 4/1/17 (d)	3,350	3,367
		8,817
Cable TV - 4.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	6,000	6,285
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	42,238	44,772
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	15,790	16,797
CSC Holdings, Inc.:
7.25% 4/15/12	20,160	20,160
7.625% 4/1/11	6,460	6,662
7.625% 7/15/18	79,638	81,231
7.875% 12/15/07	1,000	1,012
7.875% 2/15/18	40,365	41,929
EchoStar Communications Corp.:
6.375% 10/1/11	15,465	15,658
6.625% 10/1/14	34,270	34,698
7% 10/1/13	16,420	17,056
7.125% 2/1/16	20,950	21,788
iesy Repository GmbH 10.375% 2/15/15 (d)	11,490	12,352
NTL Cable PLC:
8.75% 4/15/14	24,485	25,709
9.125% 8/15/16	13,745	14,707
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Telenet Group Holding NV 0% 6/15/14 (c)(d)	$ 36,895	$ 34,681
Videotron Ltee 6.875% 1/15/14	3,630	3,675
		399,172
Capital Goods - 0.8%
Blount, Inc. 8.875% 8/1/12	6,070	6,374
Chart Industries, Inc. 9.125% 10/15/15	4,970	5,268
Invensys PLC 9.875% 3/15/11 (d)	246	264
Polypore, Inc. 0% 10/1/12 (c)	10,595	10,092
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	3,800	3,876
9.5% 8/1/14	18,130	19,399
11.75% 8/1/16	21,570	23,943
Sensus Metering Systems, Inc. 8.625% 12/15/13	3,760	3,854
		73,070
Chemicals - 1.3%
Huntsman LLC 11.625% 10/15/10	2,465	2,662
Lyondell Chemical Co. 11.125% 7/15/12	6,125	6,531
MacDermid, Inc. 9.5% 4/15/17 (d)	2,460	2,565
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (d)	19,900	20,995
10.125% 12/1/14 pay-in-kind (d)	19,900	20,970
11.5% 12/1/16 (d)	36,435	38,894
Phibro Animal Health Corp. 10% 8/1/13 (d)	11,980	12,819
Sterling Chemicals, Inc. 10.25% 4/1/15 (d)	7,980	8,160
		113,596
Consumer Products - 0.4%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	710	714
Elizabeth Arden, Inc. 7.75% 1/15/14	2,790	2,804
Hines Nurseries, Inc. 10.25% 10/1/11	2,480	1,934
Reddy Ice Holdings, Inc. 0% 11/1/12 (c)	15,460	14,223
Riddell Bell Holdings, Inc. 8.375% 10/1/12	3,450	3,424
Vitro SAB de CV:
8.625% 2/1/12 (d)	4,980	5,137
9.125% 2/1/17 (d)	10,510	10,988
		39,224
Containers - 0.8%
AEP Industries, Inc. 7.875% 3/15/13	2,780	2,850
BWAY Corp. 10% 10/15/10	9,210	9,647
Constar International, Inc. 11% 12/1/12	11,545	11,660
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 2,469	$ 2,370
7.5% 12/15/96	17,610	14,528
8% 4/15/23	6,295	6,295
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	4,220	4,241
7.75% 5/15/11	3,150	3,260
8.25% 5/15/13	10,790	11,383
Tekni-Plex, Inc. 10.875% 8/15/12 (d)	4,620	5,128
		71,362
Diversified Financial Services - 0.5%
ACE Cash Express, Inc. 10.25% 10/1/14 (d)	6,080	6,156
E*TRADE Financial Corp. 7.375% 9/15/13	5,420	5,637
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	2,035	2,132
KAR Holdings, Inc.:
8.75% 5/1/14 (d)	10,040	10,329
10% 5/1/15 (d)	10,550	10,932
Yankee Acquisition Corp.:
8.5% 2/15/15 (d)	5,040	5,179
9.75% 2/15/17 (d)	3,170	3,265
		43,630
Diversified Media - 1.1%
Affinion Group, Inc. 11.5% 10/15/15	12,915	14,239
CanWest Media, Inc. 8% 9/15/12	4,040	4,202
Liberty Media Corp.:
5.7% 5/15/13	25,030	23,716
8.25% 2/1/30	27,130	27,196
8.5% 7/15/29	25,045	25,483
		94,836
Electric Utilities - 0.9%
AES Gener SA 7.5% 3/25/14	14,980	15,954
Aquila, Inc. 14.875% 7/1/12	7,225	9,393
Chivor SA E.S.P. 9.75% 12/30/14 (d)	11,230	12,746
Edison Mission Energy:
7.5% 6/15/13	16,330	16,983
7.75% 6/15/16	16,330	17,208
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Tenaska Alabama Partners LP 7% 6/30/21 (d)	$ 5,312	$ 5,365
Utilicorp United, Inc. 9.95% 2/1/11 (e)	175	192
		77,841
Energy - 5.2%
Allis-Chalmers Energy, Inc. 8.5% 3/1/17	5,660	5,688
ANR Pipeline, Inc. 7.375% 2/15/24	9,540	10,864
Atlas Pipeline Partners LP 8.125% 12/15/15	4,940	5,088
Berry Petroleum Co. 8.25% 11/1/16	13,210	13,243
Chaparral Energy, Inc.:
8.5% 12/1/15	10,400	10,530
8.875% 2/1/17 (d)	9,600	9,816
Chesapeake Energy Corp.:
6.5% 8/15/17	38,930	38,735
6.875% 11/15/20	12,985	13,082
7.5% 9/15/13	2,000	2,095
7.625% 7/15/13	19,570	20,769
Colorado Interstate Gas Co. 6.8% 11/15/15	22,370	23,880
Complete Production Services, Inc. 8% 12/15/16 (d)	21,190	21,932
El Paso Production Holding Co. 7.75% 6/1/13	10,250	10,776
Enron Corp.:
Series A, 8.375% 5/23/05 (h)	15,020	4,506
6.4% 7/15/06 (h)	3,270	965
6.625% 11/15/05 (h)	13,290	3,921
6.725% 11/17/08 (e)(h)	4,095	1,208
6.75% 8/1/09 (h)	3,320	979
6.875% 10/15/07 (h)	8,050	2,375
6.95% 7/15/28 (h)	7,270	2,145
7.125% 5/15/07 (h)	1,390	410
7.375% 5/15/19 (h)	8,400	2,520
7.875% 6/15/03 (h)	1,390	410
9.125% 4/1/03 (h)	285	84
9.875% 6/5/03 (h)	1,268	374
EXCO Resources, Inc. 7.25% 1/15/11	3,410	3,419
Hanover Compressor Co. 7.5% 4/15/13	2,300	2,340
Harvest Operations Corp. 7.875% 10/15/11	5,620	5,395
InterNorth, Inc. 9.625% 3/16/06 (h)	5,575	1,645
Mariner Energy, Inc. 8% 5/15/17	7,240	7,276
Ocean Rig Norway AS 8.375% 7/1/13 (d)	4,730	5,014
Petrohawk Energy Corp. 9.125% 7/15/13	26,090	27,982
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Pogo Producing Co.:
6.875% 10/1/17	$ 18,560	$ 18,166
7.875% 5/1/13	11,500	11,673
Range Resources Corp. 7.375% 7/15/13	5,530	5,641
Southern Natural Gas Co.:
7.35% 2/15/31	35,553	39,730
8% 3/1/32	20,945	25,082
Southern Star Central Corp. 6.75% 3/1/16	6,870	6,883
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (d)	5,140	5,269
Tennessee Gas Pipeline Co.:
7% 10/15/28	9,810	10,558
7.5% 4/1/17	6,635	7,448
7.625% 4/1/37	7,450	8,661
8.375% 6/15/32	6,100	7,694
Venoco, Inc. 8.75% 12/15/11	6,840	7,011
Williams Companies, Inc.:
7.5% 1/15/31	4,605	4,916
7.625% 7/15/19	15,015	16,179
7.75% 6/15/31	2,220	2,342
7.875% 9/1/21	14,010	15,481
8.75% 3/15/32	10,760	12,266
		464,466
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 11% 2/1/16	10,730	12,340
Environmental - 0.3%
Allied Waste North America, Inc. 7.125% 5/15/16	11,465	11,737
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	400	401
7.4% 9/15/35	17,991	17,271
		29,409
Food and Drug Retail - 0.1%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	4,900	5,292
Food/Beverage/Tobacco - 0.2%
Leiner Health Products, Inc. 11% 6/1/12	2,870	2,827
Michael Foods, Inc. 8% 11/15/13	2,690	2,771
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	$ 4,540	$ 4,778
Swift & Co. 10.125% 10/1/09	3,950	4,069
		14,445
Gaming - 1.2%
Mandalay Resort Group 6.5% 7/31/09	16,415	16,641
MGM Mirage, Inc.:
6% 10/1/09	5,030	5,043
6.625% 7/15/15	40,650	39,278
6.75% 9/1/12	6,315	6,323
6.75% 4/1/13	9,700	9,652
6.875% 4/1/16	9,700	9,506
Mohegan Tribal Gaming Authority 6.875% 2/15/15	9,760	9,784
Scientific Games Corp. 6.25% 12/15/12	3,050	3,012
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)	4,965	3,823
9% 1/15/12	2,645	2,738
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (d)	3,451	3,649
		109,449
Healthcare - 3.2%
ALARIS Medical Systems, Inc. 7.25% 7/1/11	10,000	10,275
AmeriPath Intermediate Holdings, Inc. 0% 2/15/14 pay-in-kind (d)(e)	8,360	8,360
AmeriPath, Inc. 10.5% 4/1/13	14,500	15,788
Bio-Rad Laboratories, Inc. 7.5% 8/15/13	13,300	13,799
Cardinal Health 409, Inc. 9.5% 4/15/15 pay-in-kind (d)	27,990	28,690
CRC Health Group, Inc. 10.75% 2/1/16	7,690	8,401
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	7,530	7,398
HCA, Inc.:
9.125% 11/15/14 (d)	19,480	21,038
9.25% 11/15/16 (d)	19,870	21,658
9.625% 11/15/16 pay-in-kind (d)	49,665	54,259
Invacare Corp. 9.75% 2/15/15 (d)	7,340	7,468
Psychiatric Solutions, Inc. 10.625% 6/15/13	1,840	2,006
Rural/Metro Corp. 9.875% 3/15/15	6,115	6,497
Senior Housing Properties Trust 7.875% 4/15/15	11,204	11,764
Skilled Healthcare Group, Inc. 11% 1/15/14 (d)	10,210	11,410
Sun Healthcare Group, Inc. 9.125% 4/15/15 (d)	1,550	1,608
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	$ 12,530	$ 13,282
U.S. Oncology, Inc. 9% 8/15/12	6,330	6,757
Vanguard Health Holding Co. II LLC 9% 10/1/14	31,860	33,015
		283,473
Homebuilding/Real Estate - 3.5%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	12,240	12,041
8.125% 6/1/12	12,730	12,985
BF Saul REIT 7.5% 3/1/14	12,505	12,755
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	7,000	7,140
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	13,075	11,898
7.75% 5/15/13	5,625	5,203
Meritage Homes Corp. 6.25% 3/15/15	7,970	7,452
Realogy Corp.:
10.5% 4/15/14 (d)	84,050	84,260
11% 4/15/14 pay-in-kind (d)	38,510	38,317
12.375% 4/15/15 (d)	88,700	88,700
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (d)	29,430	29,798
		310,549
Hotels - 0.2%
Gaylord Entertainment Co.:
6.75% 11/15/14	6,620	6,570
8% 11/15/13	8,460	8,650
		15,220
Leisure - 0.9%
Six Flags, Inc.:
9.625% 6/1/14	5,035	4,859
9.75% 4/15/13	33,785	33,109
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	19,749	17,873
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	8,135	8,652
Vail Resorts, Inc. 6.75% 2/15/14	13,540	13,692
		78,185
Metals/Mining - 3.0%
Aleris International, Inc. 9% 12/15/14 (d)	12,670	13,494
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
America Rock Salt Co. LLC 9.5% 3/15/14	$ 8,250	$ 8,374
Compass Minerals International, Inc. 0% 12/15/12 (c)	18,715	18,902
Drummond Co., Inc. 7.375% 2/15/16 (d)	11,870	11,484
FMG Finance Property Ltd.:
10% 9/1/13 (d)	9,760	10,724
10.625% 9/1/16 (d)	9,760	11,395
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	13,060	13,354
8.25% 4/1/15	20,280	21,978
8.375% 4/1/17	59,290	64,923
10.125% 2/1/10	2,155	2,263
Massey Energy Co. 6.875% 12/15/13	18,850	18,214
Peabody Energy Corp.:
7.375% 11/1/16	26,690	28,291
7.875% 11/1/26	26,690	28,825
PNA Intermediate Holding Corp. 12.36% 2/15/13 pay-in-kind (d)(e)	8,090	8,252
RathGibson, Inc. 11.25% 2/15/14	11,220	11,725
		272,198
Paper - 0.1%
Glatfelter 7.125% 5/1/16	2,400	2,460
NewPage Corp. 11.61% 5/1/12 (e)	8,670	9,645
		12,105
Publishing/Printing - 0.3%
Haights Cross Communications, Inc. 0% 8/15/11 (c)	9,350	6,639
Sun Media Corp. Canada 7.625% 2/15/13	10,365	10,391
The Reader's Digest Association, Inc. 9% 2/15/17 (d)	14,730	14,472
		31,502
Railroad - 0.6%
Kansas City Southern de Mexico, S. de RL de CV 7.625% 12/1/13 (d)	7,670	7,785
Kansas City Southern Railway Co.:
7.5% 6/15/09	7,655	7,827
9.5% 10/1/08	5,910	6,206
TFM SA de CV:
9.375% 5/1/12	16,130	17,420
12.5% 6/15/12	13,955	14,904
		54,142
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Restaurants - 0.3%
Carrols Corp. 9% 1/15/13	$ 14,495	$ 14,930
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	12,410	12,317
		27,247
Services - 2.8%
Allied Security Escrow Corp. 11.375% 7/15/11	10,925	11,089
FTI Consulting, Inc.:
7.625% 6/15/13	3,280	3,378
7.75% 10/1/16	5,990	6,252
Iron Mountain, Inc.:
6.625% 1/1/16	33,965	32,861
7.75% 1/15/15	25,205	25,772
8.625% 4/1/13	2,225	2,281
8.75% 7/15/18	22,925	24,816
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (c)	28,735	29,525
Mac-Gray Corp. 7.625% 8/15/15	3,040	3,078
MediMedia USA, Inc. 11.375% 11/15/14 (d)	3,780	4,026
NCO Group, Inc. 11.875% 11/15/14 (d)	13,230	13,594
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12	16,440	19,070
Penhall International Corp. 12% 8/1/14 (d)	6,510	7,128
West Corp.:
9.5% 10/15/14 (d)	26,430	28,082
11% 10/15/16 (d)	26,430	28,908
Williams Scotsman, Inc. 8.5% 10/1/15	12,390	13,133
		252,993
Shipping - 1.3%
CHC Helicopter Corp. 7.375% 5/1/14	10,925	10,652
H-Lines Finance Holding Corp. 0% 4/1/13 (c)	6,703	6,368
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (d)	20,280	21,294
OMI Corp. 7.625% 12/1/13	8,125	8,369
Seabulk International, Inc. 9.5% 8/15/13	17,020	18,424
Ship Finance International Ltd. 8.5% 12/15/13	30,655	31,881
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,485	8,740
US Shipping Partners LP 13% 8/15/14	13,660	14,548
		120,276
Specialty Retailing - 0.4%
Michaels Stores, Inc. 0% 11/1/16 (c)(d)	2,020	1,333
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - continued
Sally Holdings LLC:
9.25% 11/15/14 (d)	$ 6,580	$ 6,843
10.5% 11/15/16 (d)	30,570	31,793
		39,969
Steels - 0.8%
CSN Islands VIII Corp. 9.75% 12/16/13 (d)	11,805	13,546
Edgen Acquisition Corp. 9.875% 2/1/11	6,120	6,548
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,695	9,217
Gerdau SA 8.875% (d)	11,345	12,111
International Steel Group, Inc. 6.5% 4/15/14	24,820	25,751
Ispat Inland ULC 9.75% 4/1/14	5,094	5,642
		72,815
Super Retail - 0.9%
AutoNation, Inc.:
7% 4/15/14	6,070	6,123
7.3556% 4/15/13 (e)	4,370	4,408
Michaels Stores, Inc.:
10% 11/1/14 (d)	22,440	24,572
11.375% 11/1/16 (d)	43,910	48,301
		83,404
Technology - 8.1%
Amkor Technology, Inc. 9.25% 6/1/16	36,010	38,081
Avago Technologies Finance Ltd.:
10.86% 6/1/13 (e)	18,810	19,656
11.875% 12/1/15	22,970	26,071
Celestica, Inc. 7.875% 7/1/11	15,065	14,726
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (d)	24,240	24,332
9.125% 12/15/14 pay-in-kind (d)	73,060	72,877
10.125% 12/15/16 (d)	163,985	165,816
Lucent Technologies, Inc.:
6.45% 3/15/29	65,300	59,423
6.5% 1/15/28	32,887	29,927
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.6049% 12/15/11 (e)	3,295	2,850
New ASAT Finance Ltd. 9.25% 2/1/11	9,655	8,496
Nortel Networks Corp.:
9.6056% 7/15/11 (d)(e)	16,300	17,482
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Nortel Networks Corp.: - continued
10.125% 7/15/13 (d)	$ 16,190	$ 17,951
10.75% 7/15/16 (d)	16,300	18,399
Open Solutions, Inc. 9.75% 2/1/15 (d)	4,070	4,207
Sanmina-SCI Corp. 8.125% 3/1/16	15,230	14,811
SunGard Data Systems, Inc.:
9.125% 8/15/13	24,240	25,997
10.25% 8/15/15	16,640	18,304
Viasystems, Inc. 10.5% 1/15/11	23,140	23,603
Xerox Capital Trust I 8% 2/1/27	30,530	31,179
Xerox Corp.:
6.4% 3/15/16	18,000	18,554
7.2% 4/1/16	4,950	5,235
7.625% 6/15/13	62,845	65,516
		723,493
Telecommunications - 8.6%
American Tower Corp. 7.125% 10/15/12	13,300	13,766
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	27,122	29,292
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	8,540	8,839
Citizens Communications Co.:
7.875% 1/15/27 (d)	16,920	17,639
9% 8/15/31	41,255	45,381
Digicel Ltd. 9.25% 9/1/12 (d)	8,355	8,867
Embarq Corp.:
7.082% 6/1/16	1,787	1,846
7.995% 6/1/36	70,953	75,044
Eschelon Operating Co. 8.375% 3/15/10	10,587	10,230
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14	13,020	13,671
Intelsat Ltd.:
9.25% 6/15/16	9,770	10,759
11.25% 6/15/16	37,305	42,528
Kyivstar GSM:
7.75% 4/27/12 (Issued by Dresdner Bank AG for Kyivstar GSM) (d)	4,400	4,543
10.375% 8/17/09 (Issued by Dresdner Bank AG for Kyivstar GSM) (d)	5,320	5,746
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Level 3 Financing, Inc.:
8.75% 2/15/17 (d)	$ 20,910	$ 21,276
12.25% 3/15/13	27,280	31,885
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	26,140	27,839
Millicom International Cellular SA 10% 12/1/13	19,800	21,731
MobiFon Holdings BV 12.5% 7/31/10	23,305	25,082
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (d)	8,080	8,686
PanAmSat Corp.:
9% 8/15/14	11,870	12,790
9% 6/15/16	9,770	10,698
Qwest Capital Funding, Inc.:
7.625% 8/3/21	14,370	14,478
7.75% 2/15/31	4,620	4,591
Qwest Corp.:
7.5% 10/1/14	3,230	3,408
7.625% 6/15/15	6,359	6,796
7.875% 9/1/11	19,060	20,299
8.6049% 6/15/13 (e)	33,180	36,249
8.875% 3/15/12	48,680	53,791
U.S. West Capital Funding, Inc.:
6.5% 11/15/18	5,230	4,995
6.875% 7/15/28	8,125	7,678
U.S. West Communications:
6.875% 9/15/33	69,615	68,049
7.125% 11/15/43	1,355	1,308
7.2% 11/10/26	10,660	10,793
7.25% 9/15/25	8,865	9,197
7.25% 10/15/35	46,490	47,071
7.5% 6/15/23	14,935	15,234
8.875% 6/1/31	2,015	2,116
Wind Acquisition Finance SA 10.75% 12/1/15 (d)	16,090	18,584
		772,775
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Textiles & Apparel - 0.5%
Levi Strauss & Co.:
8.875% 4/1/16	$ 19,380	$ 20,834
9.75% 1/15/15	18,140	19,909
		40,743
TOTAL NONCONVERTIBLE BONDS		5,270,979
TOTAL CORPORATE BONDS (Cost $5,077,287)		5,335,870
Common Stocks - 16.6%
	Shares
Automotive - 0.4%
Tenneco, Inc. (a)	1,294,500	38,770
Building Materials - 0.6%
General Cable Corp.	960,300	55,160
Cable TV - 2.3%
Cablevision Systems Corp. - NY Group Class A	2,375,000	77,853
Comcast Corp. Class A (a)	2,895,000	77,181
Discovery Holding Co. Class A (a)	125,000	2,719
Liberty Global, Inc.:
Class A (a)	62,500	2,243
Class C (a)	62,500	2,088
LodgeNet Entertainment Corp. (a)	735,000	25,049
Virgin Media, Inc.	743,147	18,750
Virgin Media, Inc. warrants 1/10/11 (a)	35,177	16
		205,899
Chemicals - 0.4%
Celanese Corp. Class A	1,145,700	38,003
Sterling Chemicals, Inc. (a)	897	13
Sterling Chemicals, Inc. warrants 12/19/08 (a)	1,455	0
		38,016
Containers - 0.3%
Crown Holdings, Inc. (a)	1,046,300	25,289
Trivest 1992 Special Fund Ltd. (a)(f)	11,400,000	57
		25,346
Diversified Financial Services - 0.2%
KKR Private Equity Investors, LP Restricted Depositary Units (d)	582,900	14,223
Common Stocks - continued
	Shares	Value (000s)
Diversified Media - 1.3%
Liberty Media Holding Corp. - Capital Series A (a)	172,500	$ 19,487
National CineMedia, Inc.	1,250,000	32,863
News Corp. Class A	1,752,200	39,232
Rogers Communications, Inc. Class B (non-vtg.)	730,000	27,986
		119,568
Electric Utilities - 1.3%
Dynegy, Inc. (a)	4,000,000	37,640
Mirant Corp. (a)	840,000	37,691
NRG Energy, Inc.	500,000	39,480
Portland General Electric Co.	20,217	586
		115,397
Energy - 2.8%
Chesapeake Energy Corp.	700,000	23,625
Encore Acquisition Co. (a)	525,000	14,023
Forest Oil Corp. (a)	714,696	25,186
Hornbeck Offshore Services, Inc. (a)	950,070	30,051
Petrohawk Energy Corp. (a)	1,850,000	26,733
Valero Energy Corp.	675,000	47,405
Williams Companies, Inc.	2,850,000	84,075
		251,098
Food/Beverage/Tobacco - 0.2%
Centerplate, Inc. unit	1,033,875	18,465
Gaming - 0.0%
Progressive Gaming International Corp. warrants 10/14/08 (a)(f)	535,456	462
Healthcare - 1.2%
DaVita, Inc. (a)	1,020,800	55,746
Emergency Medical Services Corp. Class A (a)	685,600	22,954
UnitedHealth Group, Inc.	500,000	26,530
		105,230
Leisure - 0.4%
Vail Resorts, Inc. (a)	600,000	34,212
Metals/Mining - 0.7%
Alpha Natural Resources, Inc. (a)	950,000	16,502
Haynes International, Inc. (a)	147,429	11,494
Intermet Corp. (f)	521,664	944
Peabody Energy Corp.	700,000	33,586
		62,526
Publishing/Printing - 0.3%
R.H. Donnelley Corp.	350,000	27,332
Common Stocks - continued
	Shares	Value (000s)
Restaurants - 0.0%
Ruth's Chris Steak House, Inc. (a)	10,300	$ 204
Services - 0.3%
Coinmach Service Corp. unit	1,522,000	30,257
Shipping - 1.4%
Laidlaw International, Inc.	500,000	17,125
OMI Corp.	795,000	23,111
Overseas Shipholding Group, Inc.	691,380	48,950
Ship Finance International Ltd. (NY Shares)	1,242,200	36,943
		126,129
Specialty Retailing - 0.5%
Liberty Media Holding Corp. - Interactive Series A (a)	1,762,500	44,115
Technology - 1.1%
Alliant Techsystems, Inc. (a)	475,000	44,237
AMIS Holdings, Inc. (a)	1,353,244	15,698
Seagate Technology	550,000	12,183
Vishay Intertechnology, Inc. (a)	1,800,000	29,970
		102,088
Telecommunications - 0.8%
American Tower Corp. Class A (a)	15,912	605
AT&T, Inc.	1,600,000	61,952
Embarq Corp.	80,278	4,820
Level 3 Communications, Inc. (a)	18,708	104
XO Holdings, Inc.:
Series A, warrants 1/16/10 (a)	70,124	65
Series B, warrants 1/16/10 (a)	52,628	31
Series C, warrants 1/16/10 (a)	52,628	16
		67,593
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(f)	659,302	4,806
TOTAL COMMON STOCKS (Cost $1,149,242)		1,486,896
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
Chemicals - 0.0%
Celanese Corp. 4.25%	30,500	1,326
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Series B, 16.00% (a)(f)	5,850	$ 5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		7,176
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	10,826	11,746
Cable TV - 0.0%
PTV, Inc. Series A, 10.00%	56,261	242
Telecommunications - 0.3%
Rural Cellular Corp. 12.25% pay-in-kind	24,178	28,530
TOTAL NONCONVERTIBLE PREFERRED STOCKS		40,518
TOTAL PREFERRED STOCKS (Cost $44,912)		47,694
Floating Rate Loans - 12.4%
	Principal Amount (000s)
Aerospace - 0.2%
DeCrane Aircraft Holdings, Inc.:
Tranche 1LN, term loan 8.1049% 2/21/13 (e)	$ 420	423
Tranche 2LN, term loan 12.35% 2/21/14 (e)	650	652
Hawker Beechcraft Corp.:
term loan 7.32% 3/26/14 (e)	17,038	17,102
7.25% 3/26/14 (e)	1,442	1,447
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.6% 9/29/13 (e)	684	690
Tranche 2LN, term loan 11.1% 3/28/14 (e)	250	256
		20,570
Auto Parts Distribution - 0.2%
Navistar International Corp.:
term loan 8.6099% 1/19/12 (e)	10,802	10,964
8.5994% 1/19/12 (e)	3,928	3,987
		14,951
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Automotive - 2.0%
AM General LLC:
Tranche B, term loan 8.3808% 9/30/13 (e)	$ 16,729	$ 16,876
8.32% 9/30/12 (e)	567	572
Dana Corp. term loan 7.88% 4/13/08 (e)	11,190	11,190
Delphi Corp. term loan 8.125% 12/31/07 (e)	10,280	10,319
Ford Motor Co. term loan 8.36% 12/15/13 (e)	113,934	114,504
General Motors Corp. term loan 7.725% 11/29/13 (e)	4,379	4,412
Lear Corp. term loan 7.853% 4/25/12 (e)	10,877	10,877
The Goodyear Tire & Rubber Co. Tranche 3, term loan 8.82% 3/1/11 (e)	14,515	14,515
		183,265
Cable TV - 0.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 7.35% 3/6/14 (e)	20,810	20,784
CSC Holdings, Inc. Tranche B, term loan 7.0838% 3/29/13 (e)	27,572	27,675
UPC Broadband Holding BV:
Tranche J2, term loan 7.37% 3/31/13 (e)	4,813	4,813
Tranche K2, term loan 7.37% 12/31/13 (e)	4,813	4,813
		58,085
Capital Goods - 0.0%
Baldor Electric Co. term loan 7.125% 12/31/13 (e)	1,814	1,821
Chart Industries, Inc. Tranche B, term loan 7.375% 10/17/12 (e)	320	320
Mueller Group, Inc. term loan 7.3475% 10/3/12 (e)	587	590
Walter Industries, Inc. term loan 7.0897% 10/3/12 (e)	401	402
		3,133
Chemicals - 0.4%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 5.32% 4/2/13 (e)	1,035	1,041
term loan 7.099% 4/2/14 (e)	5,695	5,723
Lyondell Chemical Co. term loan 6.86% 8/16/13 (e)	21,412	21,493
Momentive Performance Materials, Inc. Tranche B1, term loan 7.625% 12/4/13 (e)	4,698	4,722
Solutia, Inc. Tranche B, term loan 8.36% 3/31/08 (e)	860	868
		33,847
Consumer Products - 0.2%
Spectrum Brands, Inc.:
Tranche B1, term loan 9.3326% 3/30/13 (e)	15,920	16,159
Tranche B2, term loan 9.32% 3/30/13 (e)	2,833	2,876
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Consumer Products - continued
Spectrum Brands, Inc.: - continued
9.17% 3/30/13 (e)	$ 787	$ 799
Yankee Candle Co., Inc. term loan 7.35% 2/6/14 (e)	1,290	1,296
		21,130
Containers - 0.3%
Berry Plastics Holding Corp. Tranche C, term loan 7.32% 4/3/15 (e)	24,820	24,820
Diversified Financial Services - 0.3%
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.07% 4/18/12 (e)	15,570	15,628
Tranche C, term loan 7.07% 4/18/12 (e)	9,025	9,059
		24,687
Electric Utilities - 0.8%
Boston Generating LLC:
Credit-Linked Deposit 7.475% 12/20/13 (e)	997	1,003
Tranche 1LN, revolver loan 7.475% 12/20/13 (e)	279	281
Tranche 2LN, term loan 9.6% 6/20/14 (e)	940	964
Tranche B 1LN, term loan 7.6% 12/20/13 (e)	4,493	4,521
Calpine Corp. Tranche D, term loan 7.57% 3/29/09 (e)	39,510	39,708
NRG Energy, Inc.:
Credit-Linked Deposit 7.35% 2/1/13 (e)	9,623	9,695
term loan 7.35% 2/1/13 (e)	11,835	11,923
		68,095
Energy - 0.6%
Coffeyville Resources LLC:
Credit-Linked Deposit 8.2494% 12/28/13 (e)	2,432	2,445
Tranche D, term loan 8.3495% 12/28/13 (e)	12,536	12,599
Compagnie Generale de Geophysique SA term loan 7.35% 1/12/14 (e)	2,943	2,965
Helix Energy Solutions Group, Inc. term loan 7.3297% 7/1/13 (e)	6,024	6,043
Sandridge Energy, Inc. term loan 8.625% 4/1/15 (e)	21,730	22,192
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.225% 10/31/12 (e)	2,252	2,269
term loan 7.3565% 10/31/12 (e)	9,242	9,312
		57,825
Entertainment/Film - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 8.6% 4/8/12 (e)	9,692	9,692
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Environmental - 0.1%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 7.07% 3/28/14 (e)	$ 3,375	$ 3,392
term loan 7.0966% 3/28/14 (e)	7,610	7,648
		11,040
Food/Beverage/Tobacco - 0.1%
Constellation Brands, Inc. Tranche B, term loan 6.875% 6/5/13 (e)	4,992	5,004
Gaming - 0.0%
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 7.36% 2/16/14 (e)	665	669
Healthcare - 1.0%
DaVita, Inc. Tranche B1, term loan 6.8418% 10/5/12 (e)	16,912	16,933
HCA, Inc. Tranche B, term loan 7.6% 11/17/13 (e)	66,174	66,836
Health Management Associates, Inc. Tranche B, term loan 7.1% 2/28/14 (e)	4,630	4,647
		88,416
Homebuilding/Real Estate - 0.7%
Capital Automotive (REIT) Tranche B, term loan 7.07% 12/16/10 (e)	14,633	14,743
Realogy Corp.:
Tranche B, term loan 8.35% 10/10/13 (e)	34,155	34,240
8.32% 10/10/13 (e)	9,195	9,218
		58,201
Metals/Mining - 0.1%
Aleris International, Inc. term loan 7.375% 12/19/13 (e)	12,808	12,824
Paper - 0.6%
Georgia-Pacific Corp. Tranche B1, term loan 7.3199% 12/23/12 (e)	50,916	51,170
Services - 0.4%
Affinion Group Holdings, Inc. term loan 11.6596% 3/1/12 (e)	19,690	19,641
Aramark Corp.:
term loan 7.475% 1/26/14 (e)	10,364	10,416
7.445% 1/26/14 (e)	741	744
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 11.375% 2/7/15 (e)	3,135	3,159
		33,960
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.0%
Laidlaw International, Inc. Tranche B, term loan 7.09% 7/31/13 (e)	$ 2,925	$ 2,929
Specialty Retailing - 0.0%
Sally Holdings LLC Tranche B, term loan 7.86% 11/16/13 (e)	3,363	3,390
Super Retail - 0.6%
Michaels Stores, Inc. Tranche B, term loan 8.125% 10/31/13 (e)	16,348	16,348
Neiman Marcus Group, Inc. term loan 7.3463% 4/6/13 (e)	9,047	9,114
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (e)	25,110	25,330
		50,792
Technology - 1.3%
Advanced Micro Devices, Inc. term loan 7.34% 12/31/13 (e)	14,791	14,810
Affiliated Computer Services, Inc. Tranche B2, term loan 7.32% 3/20/13 (e)	15,731	15,770
Freescale Semiconductor, Inc. term loan 7.11% 12/1/13 (e)	23,152	23,152
Open Solutions, Inc. term loan 7.485% 1/23/14 (e)	1,100	1,104
Riverdeep Interactive Learning USA, Inc. term loan:
8.1% 12/20/13 (e)	2,783	2,790
11.55% 12/21/07 (e)	6,960	6,960
Sanmina-SCI Corp. term loan 8.375% 1/31/08 (e)	2,850	2,861
SunGard Data Systems, Inc. term loan 7.36% 2/28/14 (e)	50,557	50,936
		118,383
Telecommunications - 1.4%
American Cellular Corp.:
term loan 3/15/14 (g)	314	313
Tranche B, term loan 7.32% 3/15/14 (e)	2,926	2,934
Intelsat Bermuda Ltd. term loan 7.855% 1/12/14 (e)	8,710	8,743
Leap Wireless International, Inc. Tranche B, term loan 7.6% 6/16/13 (e)	2,700	2,716
Level 3 Communications, Inc. term loan 7.605% 3/13/14 (e)	41,590	41,798
MetroPCS Wireless, Inc. Tranche B, term loan 7.625% 11/3/13 (e)	6,507	6,540
Paetec Communications, Inc. Tranche B, term loan 8.82% 2/28/13 (e)	2,270	2,301
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (e)	19,000	19,523
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Wind Telecomunicazioni Spa:
term loan 12.6088% 12/12/11 pay-in-kind (e)	$ 15,953	$ 16,105
Tranche 2, term loan 11.59% 3/21/15 (e)	12,400	12,803
Tranche B, term loan 7.84% 9/21/13 (e)	6,200	6,231
Tranche C, term loan 8.59% 9/21/14 (e)	6,200	6,231
		126,238
Textiles & Apparel - 0.3%
Hanesbrands, Inc.:
term loan 9.105% 3/5/14 (e)	7,050	7,217
Tranche B 1LN, term loan 7.105% 9/5/13 (e)	21,124	21,229
		28,446
TOTAL FLOATING RATE LOANS (Cost $1,103,552)		1,111,562
Other - 0.2%

Delta Airlines ALPA Claim (a) (Cost $22,275)	41,750	21,710
Money Market Funds - 9.2%
	Shares
Fidelity Cash Central Fund, 5.29% (b) (Cost $830,750)	830,749,800	830,750
Cash Equivalents - 0.3%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.12%, dated 4/30/07 due 5/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $28,159)	$ 28,163	28,159
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $8,256,177)		8,862,641
NET OTHER ASSETS - 1.4%		122,837
NET ASSETS - 100%		$ 8,985,478
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933 These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,584,097,000 or 17.6% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,119,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Arena Brands Holding Corp. Series B, 16.00%	6/25/02 - 10/3/02	$ 5,850
Intermet Corp.	1/7/05 - 1/13/05	$ 9,879
Progressive Gaming International Corp. warrants 10/14/08	9/26/03	$ -
Trivest 1992 Special Fund Ltd.	7/2/92	$ -

(g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $314,000 and $313,000, respectively. The coupon rate will be determined at time of settlement.

(h) Non-income producing - Issuer is in default.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$28,159,000 due 5/01/07 at 5.12%
Banc of America Securities LLC	$ 4,301
Barclays Capital, Inc.	9,592
Fortis Securities LLC	6,149
Lehman Brothers, Inc.	8,117
$ 28,159
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 36,484
Fidelity Securities Lending Cash Central Fund	55
Total	$ 36,539
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting shares. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emergency Medical Services Corp. Class A	$ 8,467	$ -	$ -	$ -	$ -
Income Tax Information
At April 30, 2007, the fund had a capital loss carryforward of approximately $313,247,000 of which $201,784,000 and $111,463,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2007

Assets
Investment in securities, at value (including repurchase agreements of $28,159) - See accompanying schedule: Unaffiliated issuers (cost $7,425,427)	$ 8,031,891
Fidelity Central Funds (cost $830,750)	830,750
Total Investments (cost $8,256,177)		$ 8,862,641
Cash		436
Foreign currency held at value (cost $19)		19
Receivable for investments sold		48,264
Receivable for fund shares sold		20,830
Dividends receivable		800
Interest receivable		120,919
Distributions receivable from Fidelity Central Funds		3,646
Prepaid expenses		20
Other receivables		102
Total assets		9,057,677

Liabilities
Payable for investments purchased	$ 55,297
Payable for fund shares redeemed	8,265
Distributions payable	3,001
Accrued management fee	4,150
Other affiliated payables	1,200
Other payables and accrued expenses	286
Total liabilities		72,199

Net Assets		$ 8,985,478
Net Assets consist of:
Paid in capital		$ 8,669,813
Undistributed net investment income		27,142
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(317,941)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		606,464
Net Assets, for 979,048 shares outstanding		$ 8,985,478
Net Asset Value, offering price and redemption price per share ($8,985,478 ÷ 979,048 shares)		$ 9.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2007

Investment Income
Dividends		$ 14,535
Interest		445,171
Income from Fidelity Central Funds		36,539
Total income		496,245

Expenses
Management fee	$ 40,638
Transfer agent fees	11,281
Accounting and security lending fees	1,234
Custodian fees and expenses	112
Independent trustees' compensation	23
Appreciation in deferred trustee compensation account	1
Registration fees	290
Audit	194
Legal	79
Miscellaneous	13
Total expenses before reductions	53,865
Expense reductions	(401)	53,464
Net investment income		442,781
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,404
Foreign currency transactions	8
Total net realized gain (loss)		149,412
Change in net unrealized appreciation (depreciation) on: Investment securities		370,783
Net gain (loss)		520,195
Net increase (decrease) in net assets resulting from operations		$ 962,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2007	Year ended April 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 442,781	$ 338,320
Net realized gain (loss)	149,412	83,387
Change in net unrealized appreciation (depreciation)	370,783	185,105
Net increase (decrease) in net assets resulting from operations	962,976	606,812
Distributions to shareholders from net investment income	(443,495)	(336,547)
Share transactions Proceeds from sales of shares	3,016,912	1,559,724
Reinvestment of distributions	409,855	309,116
Cost of shares redeemed	(1,084,097)	(1,007,008)
Net increase (decrease) in net assets resulting from share transactions	2,342,670	861,832
Redemption fees	718	409
Total increase (decrease) in net assets	2,862,869	1,132,506

Net Assets
Beginning of period	6,122,609	4,990,103
End of period (including undistributed net investment income of $27,142 and undistributed net investment income of $27,105, respectively)	$ 8,985,478	$ 6,122,609
Other Information Shares
Sold	342,504	185,068
Issued in reinvestment of distributions	46,688	36,676
Redeemed	(124,266)	(119,932)
Net increase (decrease)	264,926	101,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 8.15	$ 7.94	$ 7.37	$ 6.69
Income from Investment Operations
Net investment income B	.543	.524	.539 E	.584	.562
Net realized and unrealized gain (loss)	.609	.416	.210	.613	.588
Total from investment operations	1.152	.940	.749	1.197	1.150
Distributions from net investment income	(.543)	(.521)	(.540)	(.630)	(.472)
Redemption fees added to paid in capital B	.001	.001	.001	.003	.002
Net asset value, end of period	$ 9.18	$ 8.57	$ 8.15	$ 7.94	$ 7.37
Total Return A	13.95%	11.84%	9.64%	16.60%	18.89%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.77%	.78%	.79%	.84%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.79%	.84%
Expenses net of all reductions	.75%	.77%	.77%	.78%	.83%
Net investment income	6.21%	6.24%	6.61% E	7.41%	9.06%
Supplemental Data
Net assets, end of period (in millions)	$ 8,985	$ 6,123	$ 4,990	$ 4,298	$ 3,832
Portfolio turnover rate D	37%	42%	59%	113%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.015 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been 6.42%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, non-taxable dividends, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 712,529
Unrealized depreciation	(92,360)
Net unrealized appreciation (depreciation)	620,169
Undistributed ordinary income	8,846
Capital loss carryforward	(313,247)

Cost for federal income tax purposes	$ 8,242,472

The tax character of distributions paid was as follows:

	April 30, 2007	April 30, 2006
Ordinary Income	$ 443,495	$ 336,547

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the Fund had unfunded loan commitments of $313.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,273,008 and $2,403,790, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $55.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $45 and $328, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 314 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1977

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (71)

Year of Election or Appointment: 2007

Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-
2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Capital & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Capital & Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Capital & Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Mark J. Notkin (42)

Year of Election or Appointment: 2003

Vice President of Capital & Income. Mr. Notkin also serves as Vice President of other funds advisedby FMR. Prior to assuming his current responsibilities, Mr. Notkin worked as a research analyst and portfolio manager. Mr. Notkin also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Capital & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Capital & Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Capital & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Capital & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Capital & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Capital & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Capital & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Capital & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Capital & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 0.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $143,987,579 of distributions paid during the period January 1, 2007 to April 30, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CAI-UANN-0607
1.784716.104

Item 2. Code of Ethics

As of the end of the period, April 30, 2007, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Capital & Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Capital & Income Fund	$176,000	$189,000
All funds in the Fidelity Group of Funds audited by PwC	$13,900,000	$12,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2007 and April 30, 2006 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Capital & Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Capital & Income Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Capital & Income Fund	$5,400	$6,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$170,000	$155,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2007 and April 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed by PwC of $1,340,000A and $1,100,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$180,000	$170,000
Non-Covered Services	$1,160,000	$930,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	June 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	June 18, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	June 18, 2007